2008 Financial Estimates
and Future Outlook

December 12, 2007

Investor & Public Relations  | Norelle Lundy, Vice President  |  Nir Grossman, Senior Director  |  713-507-6466  |  ir@dynegy.com

Forward-looking Statements

This presentation contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements.” You can identify these statements, including those relating to Dynegy’s 2007 and 2008 financial estimates and Market Recovery Outlook, by the fact that they do not relate strictly to historical or current facts. Management cautions that any or all of Dynegy’s forward-looking statements may turn out to be wrong. Please read Dynegy’s annual, quarterly and current reports under the Securities Exchange Act of 1934, including its 2006 Form 10-K, as amended, and first, second and third quarter 2007 Forms 10-Q for additional information about the risks, uncertainties and other factors affecting these forward-looking statements and Dynegy generally. Dynegy’s actual future results may vary materially from those expressed or implied in any forward-looking statements. All of Dynegy’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements. In addition, Dynegy disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Non-GAAP Financial Measures:  This presentation contains non-GAAP financial measures. Reconciliations of these measures to the most directly comparable GAAP measures are contained herein. To the extent required, statements disclosing the utility and purposes of these measures are set forth in Item 2.02 to our Current Report on Form 8-K accompanying this presentation, which is available on our website, www.dynegy.com.

Dynegy’s Market Recovery Outlook and related estimates are provided solely as a reference point and are intended to represent a range of potential performance that could be achieved in each of the company’s key regions at a point in time when supply and demand are in balance. The company does not intend to update this
Market Recovery Outlook or the potential range of performance provided except as otherwise required by applicable SEC rules and regulations.

Agenda

Bruce Williamson

Strategic Overview

Dynegy’s Value Proposition

Building a Solid Foundation

Maintaining Optionality

Value Creation: Operate, Build, Transact

Holli Nichols

2008 Estimates and Regional Drivers

Market Recovery Outlook

Bruce Williamson

Creating and Capitalizing on Options

Management Team

Q&A

Value Proposition for Dynegy Investors

Value Proposition & Key Points

S&P 500 company with Market Cap of $6.7 Billion

Generation assets of approximately 20,000 MW; value of existing assets continues to rise as barriers to entry limit new supply

Commercial function aligned with capital structure mitigates risk and captures benefits through industry cycles

Operate-Build-Transact strategy should result in meaningful
cumulative cash flow before discretionary uses

Dynegy has the potential to generate ~40% of its current equity market cap in cumulative annual cash flow over ~5 years

Equity Value of Operating Portfolio
($B)

60%
Replacement Value

Inherent value

$8.10 – $12.14

per share

Inherent value

$12.62 – $18.10

per share

Expected EBITDA Growth

80%
Replacement Value

Notes: Annual cash before discretionary uses represents operating cash flows and proceeds from asset sales, less maintenance and consent decree capital expenditures. Actual cash flow may vary materially from this estimate and is dependent on a variety of factors including weather, market conditions and future environmental regulations and refinancing of certain term debt starting in 2011. Equity Value assumes net debt and other obligations excluding non-recourse project debt related to assets under construction of ~$4.8B (pro forma 12/31/07) remains constant in both 60% and 80% estimates and assumes 840MM shares outstanding. See Appendix for estimated Equity Value calculations.

We expect to generate

~$200 - $600MM

cash annually before

discretionary uses

Expected Annual Cash Flow

~15%

Average Annual Growth

as markets reach recovery

Valuing Dynegy’s Asset Portfolio

Even at conservative assumptions regarding Dynegy’s coal and gas assets,
Dynegy appears to be undervalued

$ 17.96

$ 15.24

$ 12.52

$   9.79

Coal/Oil Asset Value ($/KW)

$ 20.68

$ 19.52

$ 18.35

$ 17.19

$ 16.02

$ 14.85

750

$ 16.80

$ 15.63

$ 14.46

$ 13.30

$ 12.13

600

$ 14.07

$ 12.91

$ 11.74

$ 10.57

$   9.41

450

$ 11.35

$ 10.18

$   9.02

$   7.85

$   6.68

300

$   8.63

$   7.46

$   6.30

$   5.13

$   3.96

150

          2,750

          2,500

          2,250

          2,000

          1,750

          1,500

Gas Asset
Value ($/KW)

As value of incumbent assets increases, stock price should follow

Implied Price per Share based on Asset Valuations

Note: Value excludes current and future development opportunities, assets under construction and associated non-recourse project debt.

Solid Foundation

47%

49%

Net Debt to Capitalization

4.1x – 3.7x

$4,281

$45

$200 – $300

$1,050 – $1,150

2008

4.6x – 4.3x

$4,441

$40

$215 – $265

$975 – $1,035

2007

Net Debt / EBITDA – Core Business (3)(4)

Net Debt (4)

Debt Maturities

Free Cash Flow – Core Business (3)

EBITDA – Core Business (2)(3)

Dynegy Projections(1) ($MM)

(1) See reconciliations in Appendix. (2) 2007 includes $40MM of unrealized mark-to-market earnings. (3) EBITDA and free cash flow are adjusted for significant items. See Appendix for reconciliations. No adjustments were made for 2008 EBITDA, such that EBITDA and EBITDA – Core Business are the same. (4) Net debt includes $360MM and $580MM of non-recourse project debt related to an asset under construction for 2007 and 2008, respectively.

Solid balance sheet

Ample liquidity

Producing free cash flow from
core operating business

Metrics that measure the strength of any business

Flexible capital structure

Well-positioned, well-operated
portfolio of assets

Management team with proven
ability to execute

DYNEGY

INCREASE VALUE

On balance sheet debt profile = $6.0 B
$45
$55
$53
$570
$578
$1,005
$4
$585
$3,057
2008
2009
2010
2011
2012
2013
2014
2015
2016+

100%
80%
60%
40%
20%
0%

2008 Generation Gross Margin by Contract Term Length

At Dynegy, this means:

Linking the commercial strategy and capital
structure in order to capture benefits and
mitigate risk through industry cycles

Managing a diversified operating portfolio

Maintaining a flexible capital structure

Minimal debt maturities through market
recovery create additional opportunities

Maintaining a Solid Foundation in a Cyclical Business

Linking Commercial with Capital Strategies

Focus on
core
business

Continuously
evaluate

Respond to
change with
the right
option

Maintain
discipline
throughout
cycles

Recognize
the cycles

Keep
options
open

Long-term contracts (5+ yrs)

Medium-term contracts (2-5 yrs)

Short-term sales (0-2 yrs)

We expect to
enter 2008 with

50-65%
contracted

Debt Maturity Profile (Pro Forma 12/31/07, $MM)

Midwest

West

Northeast

Aggregated Portfolio

Value Creation Strategy

Operate and commercialize power plants

Build or expand power plants by leveraging off development opportunities

Transact to grow diversified portfolio, creating new options for value

Existing assets
increasing in value
& earnings power

Investing in a
portfolio of
development options
to create value

Continuous
evaluation to
grow through
industry
opportunities

Operate

Transact

Build

Value Creation Strategy

Existing assets
increasing in value
& earnings power

Operate

How We Operate Today…

Assets are operated efficiently, reliably & safely

Existing portfolio is generating meaningful cash flow today
& positioned to further benefit from improving markets

Declining reserve margins resulting in more favorable
market fundamentals

In the Future…

Operations will be focused on reliability to serve markets
as they grow more supply-constrained

Upside potential for entire portfolio as reserve margins
continue to decrease and capacity markets improve

Portfolio should continue to produce cash flow for growth
opportunities and/or capital return to investors

Key Metrics for Success:

In-market availability

Commercial execution

Cost control

Operate and commercialize power plants

Build or expand power plants by leveraging off development opportunities

Transact to grow diversified portfolio, creating new options for value

DYNEGY

Operating Facility
Under Construction
Casco Bay
Independence
Roseton & Danskammer
Bridgeport
Ontelaunee
Renaissance
Rocky Road
Hennepin
Kendall
Oglesby
Vermilion
Havana
Tilton
Rolling Hills
Riverside
Bluegrass
Wood River
Stallings
Baldwin
Plum Point
Heard
Sandy Creek
Calcasieu
Oakland
Moss Landing
Morro Bay
Black Mountain
Griffith
South Bay
Arlington Valley

Diversified & Balanced Portfolio

Dispatch Diversity

Peaking

48%

Intermediate

31%

Baseload

21%

Geographic Diversity

Midwest

48%

Northeast

19%

West

33%

Fuel Diversity

Combined Cycle

31%

Simple Cycle

40%

Total Gas-fired

71%

Coal

22%

Fuel Oil

7%

19,642 MW

Note: Plum Point and Sandy Creek are currently under construction.
          Dynegy’s agreement to sell the Calcasieu facility in Louisiana is expected to close in first half of 2008.

DYNEGY

30
25
20
15
10
5
0
2007
2008
2009
2010
2011
2012

Regional Power Market Outlook

Note: Reserve margins derived from NERC 2007 Summer Assessment and regional NERC and ISO documents.  Reserve margins reflect Dynegy’s projections based on assumptions as to demand growth, new assets under construction and plant retirements, although actual reserve margins may vary materially from these projections.

Overbuilt

Underbuilt

As supply tightens, existing assets should become more valuable

Target range
for reliability

871

Locational Resource Adequacy

1,067

2,742

3,179

580

3,455

4,619

New England

PJM - MAAC+APS

NYISO

Northeast

System Resource Adequacy

California

PJM - RTO

MISO

Midwest

Dynegy MW

Opportunity to increase free cash flow as
reserve margins decline with plant
retirements, barriers to entry remain high
and demand rises, which should result in:

Improved spark spreads, strong power
prices and capacity prices

Increased value of existing assets

Regional Reserve Margin % Projections

Operate and commercialize power plants

Build or expand power plants by leveraging off development opportunities

Transact to grow diversified portfolio, creating new options for value

Investing in a
portfolio of
development options
to create value

Build

Value Creation Strategy

How We Build Today …

Dynamic portfolio of greenfield & brownfield
projects in progress

Project pipeline will change over time, not all
projects will advance

Build new generation utilizing a variety of fuels

Reinvest in the business, focused on high-
return projects

In the Future…

Execution of a development strategy can create
meaningful cash flow

Operate or monetize to harvest value

Refinance project debt with more
attractive terms

Lock-in cash flow & reduce risk with
additional PPAs

Begin construction

Obtain permits & long-term anchor
contract to support financing

Development Pipeline

Proven model with options to capture value at various stages

Plum Point

665 MW pulverized coal
facility with advanced
emissions control

Output fully contracted

Permitting process began
2001; currently under
construction; commercial
operations anticipated in 2010

Agreement to sell ownership
interest of 125 MWs for the
equivalent of ~$2,800/KW

Other Developments

Several thousand megawatts
of greenfield & brownfield
opportunities

Variety of geographic
locations & fuel types: gas,
coal, renewables

Opportunities for building or
value capture through project
monetization

Sandy Creek

900 MW “Supercritical”
pulverized coal facility with
advanced emissions control

Permitting process began
2003; construction began
4Q07; commercial operations
anticipated in 2012

Sold 25% interest for $30
MM (DYN share ~$15MM),
plus assumption of pro rata
construction costs

Pursuing additional contracts
to refinance with more
attractive terms

Development Opportunities

Portfolio of projects is dynamic and changes over time

Portfolio of greenfield projects in various stages of development

Brownfield projects are expected to have lower costs and shorter development time compared to greenfield projects

Current development portfolio includes renewables, natural gas and coal projects

Geographically diverse portfolio

Note: Cost development and construction schedules are based on various trade publications and are intended solely as estimates. Others’ cost development and construction schedule estimates and actual cost and construction schedules of specific projects may vary materially from these estimates. CO2 capture technology currently unavailable.

Lead-Time for Generation Project Development & Construction

Wind

Gas

1

2

3

4

5

6

7

8

9

10

11

12

13

14

15

16 years

Timeframe

Solar

Coal

Nuclear

– OR –

Advanced development
portfolio has time cycle
advantage for building
new capacity

$500 – 800/KW

$800 – 1,100/KW

$2,600 – 2,900/KW

$3,100 – 4,100+/KW

Development lead-time
ranges include the complete
development cycle: siting,
permitting, engineering and
construction. $/KW includes
estimated financing costs.

$4,600 – 6,800/KW

$8,000 – 12,000/KW

Concentrate

Photovoltaic

Simple Cycle

Pulverized Super Critical

IGCC & IGCC with CO2 capture

Combined Cycle

$2,000 – 2,500/KW

$3,800 –
4,900/KW

Regional and national
delays will drive up the
value of Dynegy’s
existing operating assets

Operate and commercialize power plants

Build or expand power plants by leveraging off development opportunities

Transact to grow diversified portfolio, creating new options for value

Transact

Value Creation Strategy

How We Transact Today…

Well positioned in evolving industry for
combinations and acquisitions with:

Flexible capital structure

Diversified portfolio & scaleable platform

Management team focused on creating value
for all investors

Proven ability to execute transactions

In the Future…

Opportunistic and regular evaluation of potential
combinations or asset acquisitions to capture
additional value

Harvest value that exists in our portfolio today

Continuous
evaluation to
grow through
industry
opportunities

2

Proven Execution

Dynegy continues to be disciplined and opportunistic in building a solid foundation to create and capitalize on options

Closed sale of CoGen Lyondell facility for ~$880/KW (1)

Announced sale of the Calcasieu peaking facility for
~$160/KW

Agreed to sell ownership investment equivalent to
125 MW of Plum Point for ~$2,800/KW

Sale of interest in Sandy Creek project

Streamlined capital structure and bank facilities

Issued $1.65 B unsecured bonds to eliminate project
debt and cash sweeps

Repaid remaining $225 MM of debt on revolving
credit facility

Obtained off balance sheet, non-recourse financing to
begin construction of Sandy Creek

Closed LS Power combination

Completed integration of LS Power assets

Delivered positive quarterly results throughout 2007

Accomplishments:

1

3

Integrate acquired LS Power assets

“Right-hand” side of the balance sheet:
enhance flexibility, minimize costs and
protect credit ratings

“Left-hand” side of the balance sheet:
sale of selected assets

2007 Goals:

(1) Based on Summer capacity of 537MW.

2008 Estimates
and Regional Drivers

Holli Nichols

Executive Vice President & Chief Financial Officer

Regional Overviews

Market Drivers:

Regional results are driven primarily by
commodity markets, power prices, spark
spreads and capacity markets

Longer-term results will be impacted by
regulatory activities and environmental
requirements

Regional Highlights:

Bilateral, tolling agreements, RMR and
financial agreements

Fuel and transportation contracts

EBITDA forecasts include energy and
capacity revenues, cost of sales and
operating expenses

Regional forecasts are based on
commodity curves as of 10/30/07

Capital Expenditure estimates for the
next five years

General & Administrative expenses
are included in Other

Midwest Generation

Regional Market Drivers

MISO – Outright power price for uncontracted baseload
volumes, and spark spread for uncontracted gas-fired
peaking units

PJM – Spark spread for uncontracted gas-fired combined
cycle units

Capacity markets – MISO capacity sold under bilateral
agreements; PJM capacity sold in forward auctions for
three years

Regional Highlights

Bilateral & tolling agreements and financial forward sales

Illinois auction – receive approximately $65/MWh

Up to 1,200 MW expiring 5/2008 (~50% load factor)

Up to 200 MW expiring 5/2009 (~50% load factor)

100% of coal supply contracted through 2010; 2008
contracted at a fixed price

100% of rail contracted at a fixed price through 2013

1,535

Revenues

            10

Other (1)

2008

Midwest Forecast ($MM)

$    855

EBITDA

        (190)

Operating Expense (3)

1,045

Gross Margin

       (490)

Cost of Sales (2)

185

Capacity

$ 1,340

Energy

Avg. Spark Spread (CIN vs TCO APP @ 7HR) $7.75

$1.39/MMBtu

Delivered PRB Coal (Baldwin)

$2.45

PJM - RTO

0% - 10%

Peaking

10% - 20%

CC

80% - 90%

Baseload

Annual Average

Capacity
Factors

$81.25

PJM West

$67.65

CIN Hub

Power Prices

(Average on peak
prices $/MWh)

$2.45

PJM - MAAC+APS

MISO

10,000 – 12,000

Peaking

7,000 – 8,000

CC

Baseload

Forecasted Fundamentals

2008

Plum Point construction – completion expected 2010

$1.00 - $2.00

Average

Capacity Price

(KW-Mo)

$8.55/MMBtu

Delivered Natural Gas (TCO APP)

10,000 – 11,000

Fleet Heat

Rate (4)

(Nameplate
Btu/KWh)

26.5

Volumes (MM MWh)

(1) Other comprised of ancillary services, emission credit sales and amortization of intangibles. (2) Cost of Sales includes fuel, transportation, start-up costs and emission credit costs. (3) Operating Expense excludes depreciation and amortization. (4) Nameplate Heat Rate is adjusted for generating starts & stops, weather, fuel types, efficiencies and other operational components.

West Generation

Regional Market Drivers

Spark spread for uncontracted gas-fired combined
cycle and peaking units, and ancillary services

California has no formal capacity auction market;
greater demand is expected for capacity in 2009 as
utilities will have reduced Resource Adequacy
requirements

Regional Highlights

Includes RMR contracts, tolling agreements, and
financial forward sales contracts

Fuel price risk generally passed through on hedges
and tolling agreements or purchased as needed at
index-related prices

0% - 20%

Peaking

30% - 60%

CC

n/a

Baseload

Annual

Average

Capacity Factors

Avg. Spark Spread (NP15 vs PG&E @ 7HR)

$21.50

$72.75

Palo Verde

$78.25

NP-15

Power Prices

(Average on-peak
prices $/MWh)

System RA

$0.50 - $1.50

9,500 – 10,500

Peaking

7,000 – 8,000

CC

Baseload

Forecasted Fundamentals

2008

Sandy Creek construction – completion expected 2012

Avg. Capacity
Price (KW-Mo)

$8.12/MMBtu

Delivered Natural Gas  (PG&E)

n/a

Fleet Heat

Rate (4)

(Nameplate
Btu/KWh)

12.1

Volumes (MM MWh)

850

Revenues

            5

Other (1)

2008

West Forecast ($MM)

$    190

EBITDA

        (135)

Operating Expense (3)

325

Gross Margin

       (525)

Cost of Sales (2)

190

Capacity/RMR

$    655

Energy

(1) Other comprised of ancillary services, emission credit sales and amortization of intangibles. (2) Cost of Sales includes fuel, transportation, start-up costs and emission credit costs. (3) Operating Expense excludes depreciation and amortization. (4) Nameplate Heat Rate is adjusted for generating starts & stops, weather, fuel types, efficiencies and other operational components.

Northeast Generation

Regional Market Drivers

NYISO – Spark spread for uncontracted combined
cycle gas and fuel oil units, and outright power price for
uncontracted baseload coal volumes

ISO-NE – Spark spread for uncontracted combined
cycle gas units

New England – formal capacity market auction will
occur in early 2008 for 2010/2011 capacity

Regional Highlights

Includes bilateral capacity agreements and
financial forward sales contracts

Operating expense includes $50 million of Central
Hudson lease expense, and operating cash flow
includes cash lease payments of $144 million in 2008

EBITDA will include approximately $50 million net
earnings from ConEd contract; however, operating
cash flow will include cash receipt of approximately
$100 million in 2008

100% of coal supply contracted at a fixed price
through 2008

$9.12/MMBtu

Delivered Natural Gas  (TETCO-M3)

$3.45

$2.50

0% - 10%

30% - 50%

80% - 90%

Peaking

$22.75

Gas (Mass Hub vs TET M3 @ 7HR)

($24.00)

Fuel Oil (NY-G vs #6 Oil @10.5HR)

Avg.
Spark
Spread

CC

Baseload

Annual

Average

Capacity
Factors

$3.20/MMBtu

$11.38/MMBtu

SA Coal

$86.62

Mass Hub

$73.78

NY Zone A

$95.60

NY Zone G

Power Prices

(Average on peak
    prices $/MWh)

New England

NYISO

9,500 – 10,500

Peaking

7,000 – 8,000

CC

Baseload

Forecasted Fundamentals

2008

Average

Capacity Price
(KW-Mo)

Fuel Oil #6

Delivered Fuel

10,000 – 11,000

Fleet Heat

Rate (4)

(Nameplate
Btu/KWh)

10.0

Volumes (MM MWh)

1,000

Revenues

         (25)

Other (1)

2008

Northeast Forecast ($MM)

$    185

EBITDA

        (180)

Operating Expense (3)

365

Gross Margin

       (635)

Cost of Sales (2)

225

Capacity

$    800

Energy

(1) Other comprised of ancillary services, emission credit sales and amortization of intangibles. (2) Cost of Sales includes fuel, transportation, start-up costs and emission credit costs. (3) Operating Expense excludes depreciation and amortization. (4) Nameplate Heat Rate is adjusted for generating starts & stops, weather, fuel types, efficiencies and other operational components.

DYNEGY

Imputed Interest
Imputed Principal
200
175
150
125
100
75
50
25
0
2008
2009
2010
2011
2012
2013
2014
2015
2016 - 2035
$74
$66
$60
$56
$49
$37
$28
$16
$48
$70
$75
$35
$56
$130
$105
$115
$127
$57

Central Hudson Lease – Northeast Segment

Chart represents total cash lease payments, which are included in Operating Cash Flows

Lease expense is approximately $50 million per year and included in Operating Expense

Accrual Lease Expense

2008 Central Hudson treated as Debt
(would require the following adjustments to GAAP financials):

Income Statement – Add back $50 million lease expense to EBITDA; add $74 million imputed interest expense to Interest Expense; add $23 million estimated depreciation & amortization expense; adjust tax expense for net difference

Depreciation & Amortization calculated using purchase price of $920 million divided by
40 years

Cash Flow Statement – Add back $70 million of imputed principal to operating cash flows

$144 million cash payment split between $74 million imputed interest payment
(operating cash flows) and $70 million imputed principal payment (financing cash flows)

Balance Sheet – Include $770 million total PV (10%) of future lease payments

2008 Central Hudson treated as Lease
(as currently shown in GAAP financials):

Income Statement – $50 million lease expense included
in EBITDA; no interest expense or depreciation &
amortization expense

Cash Flow Statement – $144 million cash payment
included in Operating Cash Flows

Balance Sheet – lease obligation not included in debt
balance

Central Hudson Cash Payment ($MM)

$144

$141

$95

$112

$179

$142

$143

$143

$105

Total Principal Payments at PV(10%)
of future lease payments = $770 MM

Anticipated Capital Expenditures (2008 – 2012)

$ 280

$ 335

$ 550

$ 560

$ 640

TOTAL

-

-

10

30

45

Discretionary Investment (target IRR 15% or more)

-

-

110

110

220

Development (Plum Point) (1)

50

15

10

15

30

Other Environmental

40

100

175

195

150

Consent Decree (Midwest)

135

160

180

145

115

Major Maintenance (Outage Work)

$ 55

$ 60

$ 65

$ 65

$ 80

General Maintenance

2012

2011

2010

2009

2008

($MM)

Major maintenance for a CCGT facility is primarily based on run-time, assumed to occur approximately every 24,000 run hours

Costs may vary depending on unit size, equipment, age and other operating factors

Over a 5.5 year period, assuming a 50% capacity factor, total maintenance costs for our CCGT fleet are estimated at $250 MM

Other Environmental includes mercury reduction, marine life barriers and NOx / SO2 control equipment outside the
Consent Decree

Development fleet currently consists of Plum Point, which is scheduled to become operational in 2010; 100% of total
Plum Point project cost is debt financed

Discretionary Investment includes projects designed to increase available capacity or lower facility heat rate, which should improve market availability

Projects include replacing/updating technology such as upgrading steam turbines on existing units to improve output and plant heat rate;

in some cases, such projects may require environmental permits

(1) Plum Point is consolidated and fully financed on a non-recourse basis. Although Sandy Creek is under construction, it is not included in the development capex as Sandy Creek is not consolidated. Sandy Creek will also be fully financed on a non-recourse basis.

2008 Cash Flow Estimates: GAAP Basis

Note:  2008 estimates are presented on a GAAP basis and are based on quoted forward commodity price curves as of 10/30/07. Actual results may vary materially from these estimates based on changes in commodity prices, among other things, including operational activities, legal settlements, financing or investing activities and other uncertain or unplanned items. Core business represents continuing operating results, excluding significant items. Proceeds from the expected sale of Calcasieu are assumed to be received in first half of 2008.

45

Add Back: Discretionary Investment

(20)

(20)

-

Investment in Development Portfolio

(30)

-

(30)

CapEx – Other Environmental

(80)

(20)

(60)

CapEx – General Maintenance

(150)

-

(150)

CapEx – Consent Decree

$ 200 – 300

Free Cash Flow – Core Operating Business

(200)

Less: Proceeds from Asset Sales

(125)

Less: Change in Restricted Cash

10

Add Back: Illinois Rate Relief

220

Add Back: Plum Point Development CapEx

$ 250 – 350

Free Cash Flow

125

95

30

Change in Restricted Cash

200

200

Proceeds from Asset Sales

(220)

-

(220)

CapEx – Development (Plum Point)

(45)

-

(45)

CapEx – Discretionary Investment

(115)

-

(115)

CapEx – Outage Work

GAAP ICF:

$ 585 – 685

$ (550) – (540)

$ 1,135 – 1,225

GAAP OCF estimates as of Dec 12, 2007

2008 TOTAL

Other / CRM

Generation

Based on price curves as of October 30, 2007 ($MM)

Development CapEx related to Plum Point is 100% debt financed; therefore, $220 MM CapEx is offset in financing cash flow

Discretionary Investments are added back as they relate to optional spending

Net proceeds from asset sales include anticipated proceeds from pending sale of Calcasieu of $57MM

Remaining proceeds expected to come from other non-core asset sales or monetization of equity interests

Change in restricted cash primarily related to return of cash collateral posted to support equity commitments associated with development projects

2008 Earnings Estimates: GAAP Basis

$ 140 – 200

Net Income – GAAP

(380)

(10)

(370)

(55)

(105)

(210)

Depreciation and Amortization

$ 830 - 880

Midwest

$ 180 - 200

West

$ 175 - 195

Northeast

$0.17 – 0.24

Basic EPS

(90) – (130)

Tax Expense

(440)

Interest

$ 1,050 – 1,150

$ (135) – (125)

$ 1,185 - 1,275

EBITDA estimates as of Dec 12, 2007

2008 TOTAL

Other/CRM

Total Gen

Based on price curves as of October 30, 2007 ($MM)

Note: 2008 estimates are presented on a GAAP basis and are based on quoted forward commodity price curves as of 10/30/07. Actual results may vary materially from these estimates based on changes in commodity prices, among other things, including operational activities, legal settlements, financing or investing activities and other uncertain or unplanned items. Reduced
          2008 and forward EBITDA or free cash flow could result from potential divestitures of (a) non-core assets where the earnings potential is limited, or (b) assets where the value that can be captured through a divestiture is believed to outweigh the benefits of continuing to own or operate such assets. Divestitures could also result in impairment charges.

Northeast region EBITDA includes:

~$50 million lease expense related to Central Hudson lease obligation

~$50 million non-cash amortization of ConEd contract

Other includes general & administrative costs of ~ $175 million, primarily offset by interest income

Earnings may be volatile as many forward sales commitments are marked to market, which may create differences between EBITDA and timing of cash received

Assumed 39% tax rate

DYNEGY

1200
1000
800
600
400
200
0
Unrealized MTM
Price/Volumes
Capacity
Operating Expenses
Interest Income
JV Development Cost
Other

EBITDA Reconciliation: 2007 to 2008

Core Business EBITDA(1) ($MM)

$965

$1,100

$45

$15

$40

$(10)

$(15)

2007 EBITDA –

Core Business (2)
$975 – 1,035

2008 EBITDA

$1,050 – 1,150

$35

$(40)

$25

$1,005

2007 EBITDA –
Core Business
excluding MTM

$935 – 995

(1) 2007 Core Business EBITDA is adjusted for significant items. See Appendix for reconciliation. No adjustments to 2008 EBITDA have been made. (2) Core Business EBITDA as estimated November 8, 2007.

$1,100

$965

~15%
Increase

EBITDA Sensitivity to Natural Gas

Sensitivities based on full-year estimates and assume natural gas price change occurs for the entire year and entire portfolio

On-peak power prices are adjusted by holding the spark spread constant to a 7,000 Btu/KWh heat rate

Off-peak prices are adjusted holding the market implied heat rate constant

MTM accounting treatment will cause differences between EBITDA and timing of cash received

Estimates exclude potential changes in portfolio value associated with contracts beyond 2008

Note: Uncontracted portfolio assumed for illustrative purposes only.

Natural gas sensitivity primarily impacts baseload coal-fired generation

$(280)

- $2.00

$(60)

- $2.00

$(145)

- $1.00

$(30)

- $1.00

$165

+ $1.00

$50

+ $1.00

$320

+ $2.00

$100

+ $2.00

Generation EBITDA
Sensitivity ($MM)

Change in Cost of Natural Gas
($/MMBtu)

Generation EBITDA
Sensitivity ($MM)

Change in Cost of Natural Gas
($/MMBtu)

Long-Term: Uncontracted

2008: Includes contracts as of 10/30/07

$(50)

$60

$120

TOTAL

$(30)

$40

$80

Natural Gas

Coal/Fuel Oil

$(20)

- 500

$20

+ 500

$40

+ 1,000

Generation EBITDA Sensitivity ($MM)

Market Implied
Heat Rate
Movement
(Btu/KWh)

2008: Includes contracts as of 10/30/07

$(135)

$175

$350

TOTAL

$(90)

$110

$225

Natural Gas

Coal/Fuel Oil

$(45)

- 500

$65

+ 500

$125

+ 1,000

Generation EBITDA Sensitivity ($MM)

Market Implied
Heat Rate
Movement
(Btu/KWh)

Long-Term: Uncontracted

Sensitivities based on “on-peak” power price changes and full-year estimates

Assumes constant natural gas price of $8.25/MMBtu(1) and heat rate changes are for a full year

Increased run-time will result in increased maintenance costs, which are expected to be largely offset by improved earnings

EBITDA Sensitivity to Market Implied Heat Rates

Market implied heat rates sensitivities impact entire operating fleet

Note: Spark spread value changes depend on natural gas price assumptions. Uncontracted portfolio assumed for illustrative purposes only.  (1) Represents average natural gas prices as of 10/30/07.

30
25
20
15
10
5
0
2007
2008
2009
2010
2011
2012

12
11
10
9
8
7
6
5
4
Jan 1 2005
Jan 1 2006
Jan 1 2007
Oct 30 2007

Market Implied Heat Rate Analysis

Note: Reserve margins derived from NERC 2007 Summer Assessment and regional NERC and ISO documents.  Reserve margins reflect Dynegy’s projections based on assumptions as to demand growth, new assets under construction and plant retirements, although actual reserve margins may vary materially from these projections. Market implied heat rates were calculated using the following actual and forward price points for power and natural gas: NY/NE – NY & NE/ TETCO M3; West – NP15/PGECG; PJM – PJM West / TETCO M3; MISO –
CIN / Con App. Actual prices were used for all periods.

As reserve margins decline, market implied heat rates rise…
especially as markets reach 15-20% reserve levels

Market Implied Heat Rate (Btu/KWh)

Overbuilt

Underbuilt

Target range
for reliability

Regional Reserve Margin Projections (%)

MISO

PJM

West

Northeast

MISO

PJM

California

Northeast

$2,750
$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
Heat Rate Driven
Capacity Driven
Gas Driven
2008
Market Recovery Outlook

Market Recovery Outlook

Assuming Market Recovery
Outlook is applicable in 5
years, although volatile,
annual average increase in
EBITDA would be ~15%

With current operations,
Dynegy has the potential to
generate ~40% of its current
equity market cap in
cumulative annual cash flow
over ~5 years

Value of existing generation
assets & advanced
development projects should
continue to rise as barriers-
to-entry limit new supply

Total Portfolio Gross Margin ($MM)

Note: Dynegy’s Market Recovery Outlook and related estimates are provided solely as a reference point and are intended to represent a range of potential performance that could be achieved in each of the company’s key regions at a point in time when supply and demand are in balance. The company does not intend to update this Market Recovery Outlook or the potential range of performance provided except as otherwise required by applicable SEC rules and regulations.

EBITDA    $1,050 – 1,150 MM

Core FCF          $200 – 300 MM

EBITDA                +/- $1,800 MM

Core FCF                +/- $600 MM

Creating & Capitalizing on Options

Bruce Williamson

Chairman & Chief Executive Officer

47%

49%

Net Debt to Capitalization

4.1x – 3.7x

$4,281

$45

$200 – $300

$1,050 – $1,150

2008

4.6x – 4.3x

$4,441

$40

$215 – $265

$975 – $1,035

2007

Net Debt / EBITDA – Core Business (3)(4)

Net Debt (4)

Debt Maturities

Free Cash Flow – Core Business (3)

EBITDA – Core Business (2)(3)

Dynegy Projections(1) ($MM)

(1) See reconciliations in Appendix. (2) 2007 includes $40MM of unrealized mark-to-market earnings. (3) EBITDA and free cash flow are adjusted for significant items. See Appendix for reconciliations. No adjustments were made for 2008 EBITDA, such that EBITDA and EBITDA – Core Business are the same. (4) Net debt includes $360MM and $580MM of non-recourse project debt related to an asset under construction for 2007 and 2008, respectively.

How is Dynegy Competitively Advantaged?

Well-positioned, well-operated assets

No significant debt maturity until 2011

Credible, focused management team

Flexible capital structure

Ample liquidity

Positive free cash flow from core
operating business

Solid balance sheet

Creating & Maintaining
a Solid Foundation

How will it be
implemented?

When will
it begin?

Things to Consider when Looking at the Future

Unknowns will impact the company’s results, both positively and negatively, and the outcome and/or timing is extremely difficult to predict or control, including:

What will
happen?

Industry

Issue

Focus on
core
business

Continuously
evaluate

Respond to
change with
the right
option

Maintain
discipline
throughout
cycles

Recognize
the cycles

Keep
options
open

Who will be
impacted?

Chain of Uncertainty is also a Link to Opportunity

Where will
it occur?

Global & national economics

Weather

Market design changes – change in laws

Sector consolidation

Environmental regulation &
the potential for carbon legislation

Supply/demand balance

Awareness, continuous evaluation, cultivating options and maintaining a diverse portfolio are tools for managing the uncertainties

Positioned for the Future

Operate

Transact

Build

Focused on Delivering
Value to Investors

Dynegy’s bottom line:

Focus
on core
business

Keep
options
open

Continuous
evaluation

Maintain
discipline
through

cycles

Recognize
the cycles

Solid
Foundation

Respond
to change

Management team with
proven ability to operate,
execute & respond to change

As market demand increases,

our operational excellence

and reliability track record will

be key to capturing value

Anticipate average annual
EBITDA growth of ~15% as
markets reach recovery

Expect to generate

~$200 to $600MM cash flow

annually before discretionary uses

or ~$2.5B over the next 5 years

Notes: Annual cash before discretionary uses represents operating cash flows and proceeds from asset sales, less maintenance and consent decree capital expenditures. Actual cash flow may vary materially from this estimate and is dependent on a variety of factors including weather, market conditions and future environmental regulations and refinancing of certain term debt starting in 2011.

Q & A

Appendix

2008 Commodity Pricing Assumptions (as of 10/30/07)

* Represents annual average

Moss Landing, Morro Bay, Oakland

$78.25

NP-15 – California

Independence

$73.78

NY – Zone A

Roseton

$11.38

Fuel Oil #6 delivered to Northeast ($/MMBtu)

Danskammer

  $3.20

Colombian delivered to Northeast

Baldwin

$1.39

Powder River Basin (PRB) delivered

Coal ($/MMBtu)

Arlington Valley, Griffith

$72.75

West – Palo Verde

South Bay

$78.75

SP-15 – California

Bridgeport, Casco Bay

$86.62

NE – Mass Hub

Roseton, Danskammer

$95.60

NY – Zone G

Midwest Peakers

$67.65

Cinergy

Ontelaunee

$81.25

PJM West

Midwest Coal, Kendall

$65.40

NI Hub / ComEd

On-Peak Power ($/MWh)

$ 8.25

Natural Gas – Henry Hub ($/MMBtu)

Facilities

2008E*

Key Assumptions

2008 Assumptions

Commodity pricing as of October 30, 2007

$200 MM in asset sales

Proceeds can come from sale of operating or
development assets

Expect to close $57 MM sale of Calcasieu in first half of 2008

Assume assets sold at book value (i.e., no EBITDA impact)

Interest expense of $440 million and Cash interest
payments of $445 million

Sandy Creek debt is not consolidated

Current Sandy Creek equity commitment of
approximately $325 MM is cash collateralized until
offtake contracts are executed during 2008 (as
indicated by restricted cash shown in Appendix)

Taxes accrue at 39%

Minimal AMT cash taxes

Future Outlook Assumptions

Credit Facility, Term Letter of Credit Facility and
Senior Unsecured notes are refinanced at stated
maturities

Plum Point debt, which is non-recourse, is
assumed to be consolidated; balance will increase
from $419 MM at the end of 2007 to $800 MM in
2010 upon construction completion

~$50 million annual amortization included in
Northeast EBITDA through 2014 related to ConEd
contract; annual capacity payments received of
~$100 million through 2014

Shares outstanding ~840 MM

Minimal AMT cash taxes paid until 2010; full cash
tax payer beginning in 2011

~$40

NOL Asset beginning 2008

$400-500/yr.

NOL Limit

~$10-$20/yr.

AMT Cash Taxes

~$250

AMT credit carry forward, dollar for dollar

(Estimated as of Year End 2007, $MM)

On balance sheet debt profile = $6.0 B
3,500
3,000
2,500
2,000
1,500
1,000
500
0
$45
$58
$63
$570
$578
$1,005
$4
$555
$3,097
2008
2009
2010
2011
2012
2013
2014
2015
2016+

Debt Maturity Profile ($ MM)

Note: Annual maturities reflect par value debt obligations outstanding pro forma 12/31/07. Debt as of 12/31/07 excludes $1,150 MM of revolving credit facility due 2012 as it is expected to be undrawn. Central Hudson lease obligations are not included as debt. (1) 2013 includes an $850 million Letter of Credit Facility that is offset by restricted cash.

(1)

Pro Forma 12/31/07

Debt & Other Obligations Capital Structure –
Pro Forma 12/31/07

Dynegy Power Corp.

Central Hudson(2)                                 $770

Dynegy Holdings Inc.

$1,150 Million Revolver(1)                   $0

Term L/C Facility                                            $850

Tranche B Term                                                 $70

Sr. Unsec. Notes/Debentures   $4,047

Sub.Cap.Inc.Sec (“SKIS”)                    $200

Secured = $920

Key:

Secured Non-Recourse = $808

Unsecured = $5,017

Dynegy Inc..

Senior Debentures      $389

Plum Point Energy Assoc.

PP 1st Lien                                  $319

Tax Exempt                                100

Gross Debt                                 $419

Restricted Cash                       59

Total, Net Debt                        $360

(1) Represents drawn amounts under the revolver. (2) Represents PV (10%) of future lease payments. Central Hudson lease payments are unsecured obligations of Dynegy Inc., but are a secured obligation of an unrelated third party (“lessor”) under the lease.  DHI has guaranteed the lease payments on a senior unsecured basis. (3) Restricted cash includes $850MM related to the Synthetic Letter of Credit facility, $325MM for Sandy Creek Letter of Credit which is used in lieu of cash on hand and $59MM related to Plum Point.

($ MM)

Sithe Energies

360

Less: Net Non-recourse Project Debt, under construction

$4,441

Net Debt

$5,211

Net Debt and Other Obligations

770

Less: Central Hudson Lease Obligation

1,234

Less: Restricted cash (3)

$4,081

Net Debt associated with Operating Assets

300

Less: Cash on hand

$6,745

Total Obligations

12/31/07

($ Million)

Debt & Other Obligations Capital Structure –
Pro Forma 12/31/08

Dynegy Power Corp.

Central Hudson(2)                                 $700

Dynegy Holdings Inc.

$1,150 Million Revolver(1)                    $0

Term L/C Facility                                            $850

Tranche B Term                                                 $69

Sr. Unsec. Notes/Debentures   $4,047

Sub.Cap.Inc.Sec (“SKIS”)                    $200

Dynegy Inc..

Senior Debentures      $345

Plum Point Energy Assoc.

PP 1st Lien                                  $509

Tax Exempt                                 100

Gross Debt                                 $609

Restricted Cash                        29

Total, Net Debt                        $580

(1) Represents drawn amounts under the revolver. (2) Represents PV (10%) of future lease payments. Central Hudson lease payments are unsecured obligations of Dynegy Inc., but are a secured obligation of an unrelated third party (“lessor”) under the lease.  DHI has guaranteed the lease payments on a senior unsecured basis. (3) Restricted Cash includes $850 million related to the Synthetic Letter of Credit Facility, $225 million for Sandy Creek Letter of Credit which is used in lieu of cash on hand and $29 million related to Plum Point.

($ MM)

Sithe Energies

580

Less: Net Non-recourse Project Debt, under construction

$4,281

Net Debt

$ 4,981

Net Debt and Other Obligations

700

Less: Central Hudson Lease Obligation

1,104

Less: Restricted cash (3)

$3,701

Net Debt associated with Operating Assets

735

Less: Cash on hand

$6,820

Total Obligations

12/31/08

($ Million)

Secured = $919

Key:

Secured Non-Recourse = $954

Unsecured = $4,947

Market Recovery Outlook (1)

$3.00

N/A

N/A

Avg Colombian Coal ($/MMBtu)

Peaking

CC

Baseload

Fuel Oil ($/MMBtu)

Natural Gas ($/MMBtu) Henry Hub

PRB Coal ($/MMBtu)

0%-10%

20%-30%

0%-10%

40%-50%

60%-70%

20%-30%

80%-90%

N/A

80%-90%

Average
Capacity Factors

$10.40

N/A

N/A

~$8.25

~$8.25

~$8.25

N/A

N/A

$1.39

Fuel

9.90

10.40

9.70

Average Market-Implied Heat Rate (MMBtu/MWh)

12.3

17.1

29.1

Volumes (MM MWh)

Northeast

West

Midwest

(1) Dynegy’s Market Recovery Outlook and related estimates are provided solely as a reference point and are intended to represent a range of potential performance that could be achieved in each of the company’s key regions at a point in time when supply and demand are in balance. The company does not intend to update this Market Recovery Outlook or the potential range of performance provided except as otherwise required by applicable SEC rules and regulations.

(2) Represents uncontracted volumes.

(3) Excludes ConEd capacity contracted on Independence. Approximately 75% of the facility’s capacity is obligated under a capacity sales agreement, which is effective through 2014.
      Revenues from this agreement are largely fixed at approximately $100MM/year, or approximately $11.20/KW-Mo.

NE

MISO

RTO

MAAC+APS

$3-$4

580

$3-$4

3,165

PJM

Midwest

$2-$3

4,619

$4-$5

1,067

Northeast

West

Capacity Revenues

$4-$5

1,958

NYISO (3)

165

Locational RA

14,083

TOTAL

$2-$3

2,529

System  RA

Price ($/kW-mo)

Dynegy MWs Available (2)

EBITDA        +/- $1,800 MM

Core FCF        +/- $600 MM

Equity Value Calculations

(5.2)

(5.2)

(5.2)

(5.2)

Net Debt and Other
Obligations(2)

$ 10.12

$ 15.36

Average Implied
Value per Share ($)

$ 12.14

$ 8.10

$ 18.10

$ 12.62

Implied Value per Share ($)

840

840

840

840

Million Shares Outstanding

$ 10.2

$ 6.8

$ 15.2

$ 10.6

Equity Value

0.4

0.4

0.4

0.4

Net Non-recourse Project
Debt (under construction)

$ 15.0

$ 11.6

$ 20.0

$ 15.4

Enterprise Value Estimate (1)

High

Low

High

Low

($B)

60% Replacement

80% Replacement

(1) Market value estimate derived from 19,165MW of operating assets, which excludes 140MW for Plum Point and 337MW for Sandy Creek, multiplied by indicated percentages of applicable replacement cost ranges shown on slide 14. Estimates exclude any value associated with development opportunities. (2) Pro forma 12/31/07.

Reconciliations –
Gross Margin, EBITDA and Core EBITDA ($MM)

GEN-WE

GEN-MW

GEN-NE

Total GEN

Other/CRM

Total

Revenue

470

$

1,310

$

1,075

$

2,855

$

40

$

2,895

$

Cost of sales

(185)

(440)

(680)

(1,305)

(10)

(1,315)

Gross margin

285

870

395

1,550

30

1,580

Operating expense

(95)

(200)

(190)

(485)

(5)

(490)

General and administrative expense

-

-

-

-

(205)

(205)

Gain on sale

-

80

-

80

-

80

Depreciation expense

(65)

(190)

(45)

(300)

(15)

(315)

Operating income

125

560

160

845

(195)

650

Other income and expense, net

10

-

-

10

40

50

EBITDA from discontinued operations

215

-

-

215

20

235

Plus: Depreciation expense

65

190

45

300

15

315

EBITDA

415

750

205

1,370

(120)

1,250

Less: Depreciation expense

(315)

Less: Interest expense

(385)

Less: Income tax expense

(240)

Net income

310

$

GEN-WE

GEN-MW

GEN-NE

Total GEN

Other/CRM

Total

Revenue

850

$

1,535

$

1,000

$

3,385

$

-

$

3,385

$

Cost of sales

(525)

(490)

(635)

(1,650)

(5)

(1,655)

Gross margin

325

1,045

365

1,735

(5)

1,730

Operating expense

(135)

(190)

(180)

(505)

-

(505)

General and administrative expense

-

-

-

-

(175)

(175)

Depreciation expense

(105)

(210)

(55)

(370)

(10)

(380)

Operating income

85

645

130

860

(190)

670

Other income and expense, net

-

-

-

-

50

50

Plus: Depreciation expense

105

210

55

370

10

380

EBITDA

190

855

185

1,230

(130)

1,100

Less: Depreciation expense

(380)

Less: Interest expense

(440)

Less: Income tax expense

(110)

Net income

170

$

Reconciliation of Gross Margin and EBITDA

Year Ending 12/31/08

Year Ending 12/31/07

EBITDA

$     1,250

Legal and settlement, net

             30

Illinois rate relief

             25

Purchasing accounting adjustments

           (30)

Gain on sale - CoGen Lyondell

         (210)

Gain on sale - Percent ownership of Plum

Point & Sandy Creek

           (80)

Change in fair value of interest rate swaps

and minority interest

             20

Core Business EBITDA

$     1,005

Reconciliation of 2007 Core Business EBITDA

Total

Revenue

5,000

$

Cost of sales

(2,500)

Gross margin

2,500

Operating expense

(650)

General and administrative expense

(225)

Depreciation expense

(530)

Operating income

1,095

Other income and expense, net

175

Plus: Depreciation expense

530

EBITDA

1,800

Less: Depreciation expense

(530)

Less: Interest expense

(470)

Less: Income tax expense

(265)

Net income

535

$

Market Recovery Outlook

Reconciliations –
Free Cash Flow & Net Debt and Other Obligations ($MM)

Market Recovery

Outlook

GEN

Other

Total

GEN

Other

Total

Operating Cash Flows

1,030

$

(635)

$

395

$

1,180

$

(545)

$

635

$

880

$

General maintenance

(125)

(15)

(140)

(60)

(20)

(80)

-

Outage work

-

-

-

(115)

-

(115)

-

Consent decree

(70)

-

(70)

(150)

-

(150)

-

Other environmental

-

-

-

(30)

-

(30)

-

Organic development

-

-

-

(45)

-

(45)

-

Plum Point development

(160)

-

(160)

(220)

-

(220)

-

Total Capital Expenditures

(355)

(15)

(370)

(620)

(20)

(640)

(280)

Investment in development portfolio

-

(10)

(10)

(20)

(20)

-

Proceeds from asset sales

560

(130)

430

200

-

200

-

Change in restricted cash

25

(975)

(950)

30

95

125

70

Investing Cash Flows

230

(1,130)

(900)

(390)

55

(335)

(210)

Free Cash Flow

(505)

300

670

Plus: Illinois rate relief / Legal settlements

50

10

-

Plus: Cash taxes on asset sales

10

-

-

Plus: Organic development

-

45

-

Plus: Plum Point development

165

220

-

Less: Proceeds from asset sales

(430)

(200)

-

Plus/(Less): Change in restricted cash

950

(125)

(70)

Free Cash Flow - Core Operating Business

240

$

250

$

600

$

12/31/07

12/31/08

Debt per pro-forma balance sheet

5,975

$

6,120

$

Less:

Cash and cash equivalents

(300)

(735)

Restricted cash - LC/Sandy Creek

(1,175)

(1,075)

Restricted cash - Plum Point

(59)

(29)

Net Debt

4,441

$

4,281

$

Plus:

Central Hudson Imputed Principal

770

700

Net Debt & Other Obligations

5,211

$

4,981

$

12/31/07

12/31/08

Net Debt

4,441

$

4,281

$

Equity

4,558

4,733

Total Capitalization

8,999

$

9,014

$

Net Debt / Capitalization

49%

47%

Reconciliation of Free Cash Flow and Free Cash Flow - Core Operating Business

Capitalization

Reconciliation of Net Debt and Net Debt & Other Obligations

Year Ending 12/31/07

Year Ending 12/31/08

DYNEGY

Region/Facility[1]	Location	Net Capacity[2]	Primary Fuel Type	Dispatch Type	NERC Region
MIDWEST					
Baldwin	Baldwin, IL	1,800	Coal	Baseload	MISO
Havana					
Units 1-5	Havana, IL	228	Oil	Peaking	MISO
Unit 6	Havana, IL	441	Coal	Baseload	MISO
Hennepin	Hennepin, IL	293	Coal	Baseload	MISO
Oglesby	Oglesby, IL	63	Gas	Peaking	MISO
Stallings	Stallings, IL	89	Gas	Peaking	MISO
Tilton	Tilton, IL	188	Gas	Peaking	MISO
Vermilion					
Units 1-2	Oakwood, IL	164	Coal/Gas	Baseload	MISO
Unit 3	Oakwood, IL	12	Oil	Peaking	MISO
Wood River					
Units 1-3	Alton, IL	119	Gas	Peaking	MISO
Units 4-5	Alton, IL	446	Coal	Baseload	MISO
Kendall	Minooka, IL	1,200	Gas - CCGT	Intermediate	PJM
Ontelaunee	Ontelaunee Township, PA	580	Gas - CCGT	Intermediate	PJM
Rocky Road [3]	East Dundee, IL	330	Gas	Peaking	PJM
Riverside/Foothills	Louisa, KY	960	Gas	Peaking	PJM
Rolling Hills	Wilkesville, OH	965	Gas	Peaking	PJM
Renaissance	Carson City, MI	776	Gas	Peaking	MISO
Plum Point [4]	Osceola, AR	140	Coal	Baseload	SERC
Bluegrass	Oldham County, KY	576	Gas	Peaking	SERC
Midwest Combined		**9,370**			
NORTHEAST					
Independence	Scriba, NY	1,064	Gas - CCGT	Intermediate	NYISO
Roseton [5]	Newburgh, NY	1,185	Gas/Oil	Peaking	NYISO
Bridgeport	Bridgeport, CT	527	Gas - CCGT	Intermediate	ISO-NE
Casco Bay	Veazie, ME	540	Gas - CCGT	Intermediate	ISO-NE
Danskammer					
Units 1-2	Newburgh, NY	123	Gas/Oil	Peaking	NYISO
Units 3-4 [5]	Newburgh, NY	370	Coal/Gas/Oil	Baseload	NYISO
Northeast Combined		**3,809**

Generation Assets – Midwest & Northeast

DYNEGY

WEST					
Moss Landing					
Units 1-2	Monterrey County, CA	1,020	Gas - CCGT	Intermediate	CAISO
Units 6-7	Monterrey County, CA	1,509	Gas	Peaking	CAISO
Morro Bay [6]	Morro Bay, CA	650	Gas	Peaking	CAISO
South Bay	Chula Vista, CA	706	Gas	Peaking	CAISO
Oakland	Oakland, CA	165	Oil	Peaking	CAISO
Arlington Valley	Arlington, AZ	585	Gas - CCGT	Intermediate	WECC
Griffith	Golden Valley, AZ	558	Gas - CCGT	Intermediate	WECC
Calcasieu	Sulphur, LA	351	Gas	Peaking	SERC
Heard County	Heard County, GA	539	Gas	Peaking	SERC
Black Mountain [7]	Las Vegas, NV	43	Gas	Baseload	WECC
Sandy Creek [8]	Waco, TX	337	Coal	Baseload	ERCOT
West Combined		**6,463**			

TOTAL DYNEGY GENERATION 19,642

(1) DYN owns 100% of each unit listed except as otherwise indicated. For each unit in which DYN owns less than a 100% interest, the Total Net Capacity set forth in this table includes only DYN's proportionate share of such unit's gross generating capacity.

(2) Unit capabilities are based on winter capacity.

(3) Excludes 28 MW for Unit 3, which is not available during cold weather due to winterization requirements.

(4) Under construction. Represents net 21% ownership, assuming closing of pending sale of non-controlling interest.

(5) DYN entered into a $920 MM sale-leaseback transaction for the Roseton facility and units 3 and 4 of the Danskammer facility in 2001. Cash lease payments extend until 2029 and include $108 MM in 2007, $144 MM in 2008, $141 MM in 2009, $95 MM in 2010 and $112 MM in 2011. GAAP lease payments are $50.5 MM through 2030 and decrease until last GAAP lease payment in 2035.

(6) Represents operating capacity of units 3 and 4. Units 1 and 2, with a combined net generating capacity of 352 MW, are currently in layup status and out of operation.

(7) DYN owns a 50% interest in this facility and the remaining 50% interest is held by Chevron.

(8) Under construction. The DYN/LS Power Group joint venture owns 75% of this facility. DYN owns a 50% interest in the joint venture and the remaining 50% interest is held by LS Power Group. Total generating capacity of this facility is 900MW. Together, DYN and LS Power Group own 75% of this facility.

Generation Assets – West & Notes